SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 22, 2004

THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130

(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798

(Address of Principal Executive Offices) (Zip Code)

(330) 438-3000

(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations and Financial Condition

     The Timken Company issued a press release on April 22, 2004, announcing results for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by this reference.

     This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibits.
99.1	The Timken Company Press Release dated April 22, 2004, announcing results for the first quarter of 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

	By:	/s/ William R. Burkhart

William R. Burkhart
Senior Vice President and General Counsel
Date: April 22, 2004

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EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	The Timken Company Press Release dated April 22, 2004, announcing results for the first quarter of 2004

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